EXHIBIT 10.1


                                 CRYOLIFE, INC.
                           1655 ROBERTS BOULEVARD N.W.
                             KENNESAW, GEORGIA 30144


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                                                                   (Date)
Re:      GRANT OF DIRECTOR STOCK OPTION

Dear   ________________________:

     This letter sets forth the agreement (the "Agreement") between you and CryoLife, Inc., a Florida corporation (the "Company"), regarding your option to acquire shares of the Company's Common Stock.

     1. Grant of Option: Subject to the terms and conditions set forth herein, the Company hereby grants to you (the "Optionee") the option (the "Option") to purchase, in the aggregate, up to ______ shares of the Common Stock (the "Shares"). The Option shall be deemed granted by the Company to the Optionee as of _____________ (the "Grant Date"). This Option is granted pursuant to the CryoLife, Inc. 2004 Non-Employee Directors Stock Option Plan (the "Plan"). The Option is not an incentive stock option under Section 422 of the Internal Revenue Code of 1986, as amended ("Code").

     2. Option Price: The Option exercise price is $_____ per share (the "Option Exercise Price").

     3. Option Period: This Option shall vest and become exercisable on the Option's Grant Date. This Option may be exercised at any time after its Grant Date, provided that at the time of exercise all of the conditions set forth in the Plan have been met. Notwithstanding the foregoing, no Option may be exercised later than five years after the Grant Date.

     4. The Plan. The Company's 2004 Directors Stock Option Plan, as amended from time to time by the Board of Directors of the Company, is hereby incorporated in this Agreement and to the extent that anything in this Agreement is inconsistent with the Plan, the terms of the Plan shall control. Optionee acknowledges that the Company has provided a copy of the Plan to Optionee.

     5. Termination of Option: Except as herein otherwise stated, the Option, to the extent not previously exercised, shall terminate five (5) years following the Grant Date.

     6. Cessation of Service: If Optionee leaves the Board of Directors while in good standing, for any reason, including without limitation resignation or death, Optionee's Options shall remain in effect and exercisable, and shall expire as if Optionee had remained a Non-Employee Director of the Company. Upon the death of the Optionee, his or her Options shall be exercisable by his/her legal representatives or heirs, but in no event may the Options be exercised beyond the last date which they could have been exercised had the Optionee not died.

     7. Delivery of Notice: The Optionee may exercise the Option only by delivering written notice to the Company of his or her intent to exercise the Option (the "Notice'). The Notice shall be delivered to the Company at its principal office at:

                           1655 Roberts Blvd., N.W.
                           Kennesaw, Georgia  30144

or to such other address as may be designated by the Company. The Notice shall specify the number of Shares to be purchased in accordance with this Agreement and shall include payment in full of the Option Price.

     8. Payment: The Option Exercise Price shall be paid in cash in U.S. Dollars at the time the Option is exercised or in shares of Common Stock of the Company having an aggregate value equal to the Option Exercise Price or by a combination of cash and Common Stock. If the Option Exercise Price is paid by transfer of shares of Common Stock of the Company then the value of such shares will be determined by the last closing price of the Company's Common Stock on the New York Stock Exchange prior to the exercise of the options. In addition, to the extent permitted by applicable law and regulations, Optionee may elect to pay the exercise price upon the exercise of the Option by authorizing a third party to sell shares of Common Stock (or a sufficient portion of the shares) acquired upon exercise of the Option and remit to the Company a sufficient portion of the sale proceeds to pay the entire exercise price and any tax withholding resulting from such exercise.

     9. Delivery of Shares to Optionee: Upon the Optionee's proper exercise of the Option, the Company shall deliver to the Optionee one or more certificates evidencing the number of Shares purchased pursuant to the exercise of the Option and such Shares shall be fully paid and nonassessable.

     10. Transferability: Except as otherwise provided in this paragraph 10, the Options granted under this Plan are not transferable other than as designated by the Optionee by will or by the laws of the descent and distribution, and during the Optionee's life, may be exercised only by the Optionee. However, the Optionee may transfer the Option for no consideration to or for the benefit of the Optionee's Immediate Family (including, without limitation, to a trust for the benefit of the Optionee's Immediate Family or to a partnership or limited liability company for one or more members of the Optionee's Immediate Family or to an IRA for the benefit of one or more members of his or her Immediate Family), subject to such limits as the Board may establish, and the transferee shall remain subject to all the terms and conditions applicable to such Option prior to such transfer. The foregoing right to transfer the Option shall apply to the right to consent to amendments to the grant agreement and shall also apply to the right to transfer ancillary rights associated with the Option. The term "Immediate Family" shall mean the Optionee's spouse, parents, children, stepchildren, adoptive relationships, sisters, brothers and grandchildren (and, for this purpose, shall also include the Optionee).

     11. Optionee Not a Shareholder: The Optionee shall not be deemed, by reason of this option agreement, for any purposes to be a shareholder of the Company with respect to any of the shares of the capital stock of the Company or with respect to any of the Shares, except to the extent that the Option has been exercised, in whole or in part, and a stock certificate representing Shares has been issued to the Optionee. Notwithstanding this provision, it is understood and agreed that the Company and the Optionee shall make any required disclosure of the "beneficial ownership" of Shares which may be received upon a future exercise of the Option.

     12. No Restrictions on the Company: The grant of the Option shall not affect in any way the right or power of the Company or its shareholders to make or authorize any or all adjustments, recapitalizations, reorganizations, or any other changes in the Company's capital structure or its business, or any merger or consolidation of the Company, or any issue of bonds, debentures, preferred or prior preference stock ahead of or affecting the Common Stock, or the rights thereof, or dissolution or liquidation of the Company, or any sale or transfer of all or any part of the assets or business of the Company, or any other corporate act or proceeding, whether of a similar character or otherwise.

     13. Reclassification, Consolidation or Merger: The number of Option Shares shall be adjusted if certain events such as merger, reorganization, consolidation, recapitalization, stock dividends, stock splits, or other changes in the Company's corporate structure affecting its Common Stock occur, but only if such adjustments are made to options issued under any of the Company's plans then in effect pursuant to which incentive stock options may be granted. No adjustments or substitution provided for in this Subsection, however, shall require the Company to sell a fractional share, and the total substitution or adjustment herein is and shall be limited accordingly.

     14. Optionee's Representations and Warranties: By execution of this Agreement, Optionee represents and warrants to the Company as follows:

A. Investment Representations and Warranties: The Optionee warrants and represents to the Company that he or she is acquiring the Option and, upon exercise of the Option, in whole or in part, the Shares for his or her own account for investment purposes and not with a view to distribution, as defined in the Securities Act of 1933, as amended (the "Securities Act"), and the rules and regulations of the Securities and Exchange Commission promulgated thereunder. The Optionee further agrees that he or she will not sell, assign, transfer or pledge the Option or any of the Shares purchased by him or her pursuant to the exercise of the Option, unless and until either (i) a registration statement under the Securities Act covering the Shares becomes


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

effective or (ii) the Company has received an opinion of counsel in form and substance satisfactory to the Company and its counsel that such sale, transfer, assignment or pledge may be accomplished without registration under the Securities Act.

B. Compliance with Withholding Rules: The Company shall have the right to adopt and apply rules governing the exercise of the Option and the issuance of Shares pursuant thereto which will ensure that the Company will be able to comply with the applicable provisions of any federal, state or local laws relating to the withholding of taxes.

C. No Tax Advice: The Optionee understands that neither the Company nor any of its affiliates, has given any advice regarding the federal income tax consequences of (i) the Agreement, or (ii) the grant of the Option, or (iii) the acquisition of the Shares upon exercise of the Option. The Optionee acknowledges that he or she has been encouraged to seek independent advice regarding the grant and the exercise of the Option herein.

     15. Legends: The Company shall have the discretion to require that the certificates representing the Shares shall bear such legends as are necessary to ensure the enforceability of the conditions and limitations set forth herein.

     16. Binding Effect: This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors-in-interest. All parties bound by this Agreement shall take any and all actions necessary or appropriate to effectuate the purposes and provisions hereof.

     17. Amendments and Waivers: Except as otherwise provided herein, no change or modification of this Agreement shall be valid unless the same is in writing and signed by all the parties hereto. No waiver of any provision of this Agreement shall be valid unless in writing and signed by the person against whom it is sought to be enforced. The failure of any party at any time to insist upon strict performance of any condition, promise, agreement or understanding set forth herein shall not be construed as a waiver or relinquishment of the right to insist upon strict performance of the same condition, promise, agreement or understanding at a future time.

     18. Complete Agreement: This Agreement, together with the Plan, constitutes and sets forth all of the final and complete promises, agreements, conditions, understandings, warranties and representations among the parties hereto with respect to the Option and the Shares, and there are no promises, agreements, conditions, understandings, warranties or representations, oral or written, express or implied, among them with respect to the matters set forth herein other than as set forth herein or in the Plan as they may be amended from time to time.

     19. Captions and Pronouns: The captions contained in this Agreement are for convenience of reference only and shall not in any way modify or limit the meaning or interpretation of this Agreement. All terms and words used in this Agreement, regardless of the number and gender in which they are used, shall be deemed and construed to include any other number, singular or plural, and any other gender, masculine, feminine, or neuter, as the context or sense of this Agreement or any section, paragraph or clause herein may require, as if such words had been fully and properly written in the appropriate number and gender.

     20. Governing Law: This Agreement shall be governed by and construed in accordance with the laws of the State of Georgia.

     21. Counterparts: Any number of counterparts of this Agreement may be signed and delivered, and each shall be considered an original and together they shall constitute one agreement.

     22. Severability: This Agreement shall not be severable in any way, but if any provision should be held to be invalid, the invalidity shall not effect the validity of the remainder of this Agreement.

     23. Restricted Securities: Optionee recognizes and understands that this Option and the Shares have not been and may not be in the future registered under the Securities Act of 1933, as amended (the "Act"), the Georgia Securities Act of 1973, as amended (the "Georgia Act"), or any other state securities law. Any transfer of the Option (if otherwise permitted hereunder, and once exercised, the Shares) will not be recognized by the Company unless such transfer is registered under the Act, the Georgia Act, and any other applicable state securities laws or effected pursuant to an exemption from such


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

registration which may then be available. Any share certificates representing the Shares may be stamped with legends restricting transfer thereof in accordance with the Company's policy with respect to unregistered shares of its Common Stock issued as a result of exercise of options. The Company may make a notation in its stock transfer records of the aforementioned restrictions on transfers and legends. Optionee recognizes and understands that the Shares may be restricted securities within the meaning of Rule 144 promulgated under the Act; that the exemption from registration under Rule 144 may not be available under certain circumstances and that Optionee's opportunity to utilize such Rule 144 to sell the Shares may be limited or denied. The Company shall be under no obligation to maintain or promote a public trading market for the class of shares for which the option is granted or to make provision for adequate information concerning the Company to be available to the public as contemplated under Rule 144. The Company will be under no obligation to recognize any transfer or sale of any Shares unless the terms and conditions of Rule 144 are complied with by the Optionee. By acceptance hereof, Optionee agrees that no permitted disposition of this option or any Shares shall be made unless and until (i) there is then in effect a registration statement under the Act, the Georgia Act, and applicable state securities laws covering such proposed disposition and such disposition is made in accordance with such registration statement, or (ii) Optionee shall have notified the Company of a proposed disposition and shall have furnished to the Company a detailed statement of the circumstances surrounding such disposition, together with an opinion of counsel acceptable in form and substance to the Company that such disposition will not require registration of the shares so disposed under the Act, the Georgia Act, and any applicable state securities laws. The Company shall be under no obligation to permit such transfer or disposition on its stock transfer books unless counsel for the Company shall concur as to such matters.

     24. APPLICABLE TAXES: No later than the date as of which an amount first becomes includable in the gross income of the Optionee for Federal income tax purposes with respect to the exercise of the Option, the Optionee shall pay to the Company, or make arrangements satisfactory to the Company regarding the payment of, any Federal, state, or local taxes of any kind required by law to be withheld with respect to such amount. The obligations of the Company under this Agreement shall be conditional upon such payment or arrangements and the Company shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the Optionee.

     IN WITNESS WHEREOF, the Company has caused this instrument to be executed by its duly authorized officers and the Optionee has executed this Agreement as of the date and year first above written.

                 (SEAL)                   THE COMPANY:
                                          CRYOLIFE, INC.


                                          --------------------------------------
Attest:

---------------------------------------
Secretary for the Company
                                          OPTIONEE:

                                          --------------------------------------

                                          --------------------------------------
                                          (Print name of Optionee)



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